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                                                                    EXHIBIT 2(d)

               TEMPORARY CERTIFICATE; EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                           CUMULATIVE PREFERRED STOCK
                                PAR VALUE $.001
                                   PER SHARE


                         THE GABELLI EQUITY TRUST INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND NEW YORK, NEW YORK

CUSIP 362397200
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                         THE GABELLI EQUITY TRUST INC.

transferable on the books of the Corporation by the holder hereto in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:
  STATE STREET BANK AND TRUST COMPANY

(BOSTON, MASS.)                                       Chairman of the Board


                         TRANSFER AGENT
                         AND REGISTRAR

BY
                      AUTHORIZED SIGNATURE            Vice President & Treasurer


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                         THE GABELLI EQUITY TRUST INC.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common           UNIF GIFT MIN ACT______Custodian_______
                                                          (Cust)         (Minor)
TEN ENT - as tenants by the entireties   under Uniform Gifts to Minors

JT TEN  - as joint tenants with right    Act____________________________________
          of survivorship and not as                     (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

For value Received, ______________________ hereby sell, assign and transfer unto

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated_______________


                                        ________________________________________